UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 17, 2008

TOYOTA MOTOR CREDIT CORPORATION

 (Exact name of registrant as specified in its charter)

California	1-9961	95-3775816

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19001 S. Western Avenue Torrance, California 90501

(Address of principal executive offices, including zip code)

(310) 468-1310

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On December 17, 2008, Standard & Poor’s Ratings Services revised to negative from stable its outlook on the long-term corporate credit ratings of Toyota Motor Corporation (“TMC”) and related entities, including Toyota Motor Credit Corporation (“TMCC”).  At the same time, Standard & Poor’s reaffirmed its ‘AAA’ long-term and ‘A-1+’ short-term corporate credit ratings of TMC and related entities, including TMCC, as well as its ‘AAA’ long-term (including MTN programs) and ‘A-1+’ (including CP programs) debt ratings of TMC and related entities, including TMCC.

Credit ratings are not recommendations to buy, sell or hold securities and are subject to revision or withdrawal at any time by the assigning nationally recognized statistical rating organization (“NRSRO”).  Each NRSRO may have different criteria for evaluating risk, and therefore should be evaluated independently for each NRSRO.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOYOTA MOTOR CREDIT CORPORATION

Date: December 17, 2008                                               By:       /s/ Christopher Ballinger
Christopher Ballinger
Group Vice President and
Chief Financial Officer